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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

        Date of Report (Date of earliest event reported) May 12, 2004

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





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
Item 7 -- Exhibits

Exhibit 99 - News Release dated May 12, 2004


Item 12 - Results of Operations and Financial Condition

On May 12, 2004, the Registrant issued a press release to disclose management's estimates of its earnings for the fourth quarter of the Registrant's fiscal year that ended May 2, 2004. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The press release contains management's estimate of earnings per share excluding a credit to restructuring reserves to be reported in mid-June, which is a non-GAAP performance measure that management believes provides investors with a more accurate picture of the results of the Registrant's operations for comparative purposes. Management uses this performance measure to assess its progress toward internal operating goals. Also, earnings per share excluding restructuring and related charges and credits is the performance measure used internally by the Registrant to set benchmarks to determine the payment and levels of bonuses for senior management.

Forward Looking Information

This report contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future operations, production levels, sales, expenses, profit margins, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U.S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas. Other risk factors that could have an impact on the company's activities in China include uncertainties in connection with operating in a geographic area and business culture where the company does not have extensive experience, foreign language barriers, potential delays caused by the distance between the China operations and the company's traditional geographic base and similar risks associated with establishing business operations in a remote and unfamiliar location. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

Exhibit 99
                                  NEWS RELEASE


Investor Contact:  Kathy J. Hardy         Media Contact:  Kenneth M. Ludwig
                   Corporate Secretary                    Senior Vice President,
                   336-888-6209                           Human Resources
                                                          336-889-5161


                CULP ANNOUNCES PRELIMINARY FOURTH QUARTER RESULTS


HIGH POINT, NC (May 12, 2004) - Culp, Inc. (NYSE:CFI) today announced that, based on preliminary information and estimates, it expects earnings for the fourth fiscal quarter ended May 2, 2004, to be in the range of $0.27 to $0.30 per diluted share. The results for the fourth fiscal quarter will include a credit of approximately $0.03 per diluted share related to the company's restructuring reserves. Excluding this amount, the company expects earnings for the quarter to be approximately $0.24 to $0.27 per diluted share. These projected results are lower than the company's previously announced expectation of $0.31 to $0.35 per diluted share for the period.

Commenting on the announcement, Robert G. Culp, III, chairman and chief executive officer of Culp, Inc., said, "Our preliminary results for the fourth fiscal quarter primarily reflect weaker-than-expected demand for upholstery fabrics. The slowdown in orders in this segment is attributed to both the current consumer preference for leather and suede furniture and to more competition from imported fabrics, mostly from Asia. While sales in our mattress ticking segment have continued to trend higher, our consolidated sales for the quarter were lower than anticipated.

"Our results for fiscal 2004 will show improvement in our mattress ticking business as well as considerable progress in strengthening our balance sheet," Culp continued. "Mattress ticking sales have continued to be a key driver of our profitability, with sales up nearly 10.0% for the quarter and over 7.0% for the fiscal year. We expect the mattress ticking business will continue to contribute significantly to the company's overall profitability in fiscal 2005. And while the furniture industry appears to be stabilizing, we anticipate continued competitive pressure on demand for upholstery fabrics. We are focusing on our offshore sourcing initiatives, including our China operations, to increase sales of upholstery fabrics produced outside of the company's U.S. manufacturing plants.

"Maintaining a strong financial position has been a top priority for fiscal 2004. With the prepayment of $25 million in debt during the third quarter of fiscal 2004, we have reduced our long-term debt by a total of $86 million over the past four years. As such, we have considerably strengthened our balance sheet and have greater financial flexibility to pursue our strategic initiatives," added Culp.

The company expects to announce financial results for the fourth quarter and fiscal year ended May 2, 2004, on or about June 16, 2004.

Culp, Inc. is one of the world's largest marketers of upholstery fabrics for furniture and is a leading marketer of mattress ticking for bedding. The company's fabrics are used principally in the production of residential and commercial furniture and bedding products.

This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future operations, production levels, sales, expenses, profit margins, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U.S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas. Other risk factors that could have an impact on the company's activities in China include uncertainties in connection with operating in a geographic area and business culture where the company does not have extensive experience, foreign language barriers, potential delays caused by the distance between the China operations and the company's traditional geographic base and similar risks associated with establishing business operations in a remote and unfamiliar location. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

                                            -END-